SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Salient Midstream & MLP Fund

(Name of Registrant as Specified In Its Charter)

Saba Capital Management, L.P.

Boaz R. Weinstein

Pierre Weinstein

Paul Kazarian

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

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Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED [●] , 2022

Salient Midstream & MLP Fund

__________________________

PROXY STATEMENT

OF

Saba Capital Management, L.P.

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

This Proxy Statement and the enclosed GOLD proxy card are being furnished by Saba Capital Management, L.P. (“Saba Capital”), Boaz R. Weinstein (“Mr. Weinstein”), and certain of Saba Capital’s affiliates (collectively, the “Saba Entities,” together with Saba Capital and Mr. Weinstein, “Saba,” “we,” or “us”) and the Nominees (as defined below) named in the proposal below (the Nominees together with Saba, the “Participants”), in connection with the solicitation of proxies from the shareholders of Salient Midstream & MLP Fund, a Delaware statutory trust and closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Fund”).

As a result of what we believe to be the continued poor investment performance of the Fund, its common stock shares of beneficial interest, $.01 par value (the “Common Shares”) trade at a significant discount to the Fund’s net asset value (“NAV”).[1] We believe that this discount is attributable to a lack of effective management on the part of the board of trustees (the “Board”) of the Fund and therefore believe the Board needs fresh ideas and an independent perspective to address the Fund’s discount and that the Nominees’ election to the Board will send a strong message that the Fund’s shareholders are not satisfied with the Fund’s management and their treatment of shareholder investment.

We are convinced that NOW is the time to take action to close the Fund’s discount and we urge shareholders to elect our Nominees, who, if elected, would serve the best interests of all shareholders.

We are therefore seeking your support at the upcoming 2022 annual meeting of shareholders to be held on [●], 2022 at [●] [a.m./p.m.], [Central Time] at [●], including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”).

Saba is seeking your support with respect to the following proposal (the “Proposal”) and to consider and act upon any other business that may properly come before the Annual Meeting.

Proposal		Our Recommendation

1.	To elect Saba’s slate of two individuals, Pierre Weinstein and Paul Kazarian (each, a “Nominee,” collectively the “Nominees”) as Class I trustees to be elected by the holders of Common Shares, with each such individual(s), if elected, to serve until the annual meeting of shareholders in 2025, or until his or their successors are elected and qualified to serve as trustees.	FOR ALL TWO of the Nominees

2.	To consider and act upon any other business that may properly come before the Annual Meeting.

____________________

1 As of December 31, 2021, the Fund’s three year average discount to NAV was greater than -20%.

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This Proxy Statement and GOLD proxy card are first being mailed or given to the Fund’s shareholders on or about [●].

Based on the Fund’s preliminary proxy statement for the Annual Meeting filed with the Securities Exchange Commission (the “SEC”) on [●], 2022 (the “Fund’s Proxy Statement”) as well as other public information, the Board is currently comprised of six trustees divided into three classes. Each class is elected for a term of three years, with the term of one class of trustees expiring at each annual meeting of the shareholders. According to the Fund’s Proxy Statement, two Class I trustees, whose respective terms will expire at the 2025 annual meeting of shareholders, are to be elected by holders of Common Shares at the Annual Meeting.

Through this Proxy Statement and enclosed GOLD proxy card, we are soliciting proxies to elect the Nominees to serve as Class I trustees. The names, backgrounds and qualifications of the Fund’s nominees, and other information about them, can be found in the Fund’s Proxy Statement. There is no assurance that any of the Fund’s nominees will serve as trustees if any or all of our Nominees are elected.

The Fund has set the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”) as [●], 2022. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were [●] Common Shares outstanding according to the Fund’s Proxy Statement. As of the close of business on February 25, 2022, the Participants “beneficially owned” (such term as used in Schedule 14A within the meaning of Rule 13d-3 or Rule 16a-1 under the Securities Exchange Act of 1934 (the “Exchange Act”)) 3,350,023 Common Shares in the aggregate, as further described in Annex I.

We urge you to sign, date and return the GOLD proxy card “FOR ALL” of the Nominees in the Proposal. This Proxy Statement and GOLD proxy card are first being mailed or given to the Fund’s shareholders on or about [●].

Saba intends to solicit all shareholders of the Fund and deliver a proxy statement to such shareholders, which means that Saba intends to deliver this Proxy Statement and the accompanying Form of GOLD Proxy Card to holders of at least the percentage of the Fund’s voting shares required under applicable law to carry the Proposal described in this Proxy Statement and in the Form of GOLD Proxy Card. This proxy solicitation is being made by Saba and the Nominees, and not on behalf of the Board or management of the Fund or any other third party. We are not aware of any other matters to be brought before the Annual Meeting other than as described herein. Should other matters be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

If you have already voted using the Fund’s [color] proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Importantly, only the latest validly executed proxy that you submit will be counted. In addition, any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” in the Questions and Answers section.

For instructions on how to vote, including the quorum and voting requirements for the Fund and other information about the proxy materials, see the Questions and Answers section starting on page 7.

We urge you to promptly sign, date and return your GOLD proxy card.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

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REASONS FOR THIS PROXY SOLICITATION

As the Fund’s largest shareholder, Saba has nominated a slate of two highly-qualified and independent Nominees to the Board and is committed to improving the Fund for the benefit of all shareholders.

According to the Fund’s Fact Sheet, dated January 31, 2022, the Fund’s NAV average annual return has underperformed its benchmark substantially since inception. The Fund’s total return based on its share price is -27.96% since inception while the Alerian MLP total Return Index is +10.29% over the same period. In addition, as of December 31, 2021, the Fund’s three year average discount to NAV was greater than -20%. As committed investors, we are looking for the Fund to improve in order to generate maximum returns for all shareholders. As a result, Saba is nominating two highly-qualified and independent Nominees who Saba believes will bring a fresh perspective to the Board.

Saba believes that, if elected, each of the Nominees will be considered an independent director of the Fund under (i) the NYSE American’s Listing Standards (the “Listing Standards”), and (ii) paragraph (a)(1) of Item 407 of Regulation S-K. In addition, Saba believes that the Nominees are not and will not be “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

Saba’s nomination of the Nominees is aimed at improving the Fund for the benefit of all shareholders.

We urge you to support our Nominees by voting the GOLD proxy card today.

the Fund’s Common Shares currently trade at a value significantly less than what the securities held by the Fund are worth.[2] We recommend voting “FOR ALL” of the Nominees in the Proposal who, if nominated, will endeavor to close the Fund’s discount to NAV.

____________________

2 See footnote 1 above.

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PROPOSAL: ELECTION OF THE NOMINEES AS CLASS I TRUSTEES

According to the Fund’s Proxy Statement and other public information, the Board is currently comprised of six trustees divided into three classes. The members of each class are elected to serve three-year terms with the term of office of each class ending in successive years, and it is our expectation that there will be two trustees elected by holders of Common Shares at the Annual Meeting.

We are soliciting proxies to elect the Nominees— Pierre Weinstein and Paul Kazarian —to serve as trustees with terms expiring at the 2025 annual meeting of shareholders. The Nominees, if all are elected, would constitute two of six members, a minority, of the Board.

The Participants intend to vote all of their Common Shares in favor of the Nominees.

Each of the Nominees, if elected, will serve three-year terms until the 2025 annual meeting of shareholders. There is no assurance that any incumbent trustee of the Fund will serve as a trustee if one or more of the Nominees is elected to the Board. You should refer to the Fund’s Proxy Statement for the names, background, qualifications and other information concerning the Fund’s nominees. The ages shown below are as of the date of the filing of this Proxy Statement.

Nominees:

Name:	Pierre Weinstein
Age:	46
Business Address:	c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174
Principal Occupation:	See below

Mr. Weinstein has served as Partner and Portfolio Manager at Saba Capital, an investment advisor focused on credit and equity relative value strategies, since launch in April 2009. Previously, Mr. Weinstein served as a Portfolio Manager at Saba Principal Strategies, the proprietary credit trading group at Deutsche Bank, from January 2005 to March 2009, where he managed the equity derivatives and international convertible bond strategies. Mr. Weinstein started his investment career at Société Générale in Paris in 1998 as an equity derivatives market maker and had various roles until 2004, including as Vice President and also as a convertible bond proprietary trader in New York.

Mr. Weinstein has also served as the CEO of Saba Capital Income & Opportunities Fund since June 2021 and as a director of Templeton Global Income Fund since May 2021.

Mr. Weinstein holds a Ms in Engineering from École Centrale Lyon and a Ms in Finance from École HEC in Paris.

Mr. Weinstein’s qualifications to serve as a director include his decades of experience leading various asset and wealth management platforms and his deep knowledge of portfolio management, and his expertise in credit and derivatives trading.

Name:	Paul Kazarian
Age:	38
Business Address:	c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174
Principal Occupation:	See below

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Mr. Kazarian has served as Managing Director, Closed-End Fund Portfolio Manager at Saba Capital, an investment advisor focused on credit and equity relative value strategies, since March 2013, and is responsible for Exchange Traded products, including ETF arb and Closed-End Funds. Prior to that, Mr. Kazarian worked at RBC Capital Markets, LLC, an investment banking and management company and subsidiary of the Royal Bank of Canada (NYSE: RY), where he served as a Director in its Global Arbitrage and Trading Group, from 2007 to March 2013. Prior to that, Mr. Kazarian served at Merrill Lynch, Pierce, Fenner & Smith Incorporated, an investment banking and management company, where he served as a technology analyst, from 2006 to 2007.

Mr. Kazarian has also served as a director of Templeton Global Income Fund since May 2021.

Mr. Kazarian received his Bachelor of Arts in Political Science from Bates College.

Mr. Kazarian’s qualifications to serve as a trustee include expertise in bonds, loans, equities, derivatives, ETFs and Closed-End Funds.

None of the Nominees currently hold, nor at any time has held, any position with the Fund. None of the Nominees oversee any portfolios in the Fund’s Fund Complex (as defined in the 1940 Act).

As of the date hereof, the dollar range of the equity securities of the Fund beneficially owned by the Nominees and the aggregate range of equity securities in all funds to be overseen by the Nominees, is as follows:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Companies to be Overseen by the Nominee in a Family of Investment Companies
Pierre Weinstein	None	None
Paul Kazarian	None	None

None of the organizations or corporations referenced above is a parent, subsidiary, or other affiliate of the Fund. Pierre Weinstein and Paul Kazarian have, within the past several years, been nominated by Saba to serve as a director of additional closed-end funds, and therefore has served as a Saba nominee on multiple occasions. Pierre Weinstein and Paul Kazarian currently serve as directors to Templeton Global Income Fund. We believe that, if elected, each of the Nominees will be considered an independent director of the Fund under (i) the Listing Standards, and (ii) paragraph (a)(1) of Item 407 of Regulation S-K. In addition, we believe that the Nominees are not and will not be “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

The Nominees will not receive any compensation from Saba for their services as trustees of the Fund if elected or for any other reason. If elected, the Nominees will be entitled to such compensation from the Fund as is consistent with the Fund’s practices for services of non-employee trustees.

Each of the Nominees has agreed to being nominated as a Nominee in this Proxy Statement and has confirmed his willingness to serve on the Board if elected. We do not expect that any of the Nominees will be unable to stand for election, but, in the event that a Nominee is unable to or for good cause will not serve, the Common Shares represented by the GOLD proxy card will be voted for a substitute candidate selected by Saba, a right that Saba has reserved in its nomination notice. In the case of any of the foregoing, Saba will give prompt written notice to the Fund if it chooses to nominate any such additional or substitute nominee and Saba will file and deliver supplemental proxy materials, including a revised proxy card, disclosing the information relating to such additional persons that is required to be disclosed in solicitations for proxies for the election of trustees pursuant to Section 14 of the Exchange Act. If Saba determines to add nominees, whether because the Fund expands the size of the Board subsequent to the date of this Proxy Statement or for any other reason, Saba will supplement this Proxy Statement.

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Vote Required.

According to the Amended and Restated By-Laws of the Fund, dated October 26, 2021 (the “By-Laws”), the Fund’s Agreement and Declaration of Trust dated November 1, 2011 (the “Charter”) and the Fund’s Proxy Statement, in an election of trustees, the qualified nominees receiving the highest numbers of votes cast by the shareholders entitled to vote at a meeting at which a quorum is present, up to the number of trustees to be elected at such meeting, shall be elected (meaning that of the Fund’s outstanding Common Shares as of the Record Date, a plurality of such Common Shares must be voted “for” each of the Nominees in the Proposal for each one to be approved).

Withhold votes and broker non-votes, if any, will be treated as votes present at a Shareholders' meeting, but will not be treated as votes cast. Withhold votes and broker non-votes, therefore, will have no effect on the outcome of the Proposal.

We urge you to sign and return our GOLD proxy card. If you have already voted using the Fund’s [color] proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

We Recommend a Vote FOR ALL of the Nominees for election at the Annual Meeting on the GOLD proxy card.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Who is entitled to vote?

Only holders of Common Shares at the close of business on the Record Date, [●], 2022, are entitled to notice of and to vote at the Annual Meeting. Shareholders who sold Common Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Common Shares. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Common Shares after the Record Date (unless they also transfer their voting rights as of the Record Date). According to the Fund’s Proxy Statement, the only outstanding class of securities of the Fund entitled to vote at the Annual Meeting is the Common Shares.

How do I vote my shares?

Common Shares held in record name. If your Common Shares are registered in your own name, please vote today by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Execution and delivery of a proxy by a record holder of Common Shares will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise.

Common Shares beneficially owned or held in “street” name. If you hold your Common Shares in “street” name with a broker, bank, dealer, trust company or other nominee, only that nominee can exercise the right to vote with respect to the Common Shares that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company or other nominee to vote FOR ALL of the Nominees. Please follow the instructions to vote provided on the enclosed GOLD proxy card. If your broker, bank, dealer, trust company or other nominee provides for proxy instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed GOLD voting instruction form. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions by emailing them to Saba@investor-com.com or mailing them to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 210, Darien, CT 06820, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Note: Common Shares represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, “FOR ALL” of the Nominees listed in the Proposal.

How should I vote on the Proposal?

We recommend that you vote your shares on the GOLD proxy card as follows:

“FOR ALL” two of the Nominees standing for election to the Board named in this Proxy Statement.

How many shares must be present to hold the Annual Meeting?

According to the By-Laws, the holders of a majority of the outstanding shares entitled to vote in person or represented by proxy shall constitute a quorum for the election of trustees at the Annual Meeting. According to the Fund’s Proxy Statement, withhold votes will be counted for purposes of determining whether a quorum is present, but will not be counted for voting purposes with regards to the Proposal. Broker non-votes will not be counted for purposes of determining whether a quorum is present or for voting purposes. For more information on broker non-votes, see “What are “broker non-votes” and what effect do they have on the proposals?” below.

What vote is needed to approve the Proposal?

The Proposal – Election of the Nominees. According to the By-Laws, the Charter and the Fund’s Proxy Statement, in an election of trustees, the qualified nominees receiving the highest numbers of votes cast by the shareholders entitled to vote at a meeting at which a quorum is present, up to the number of trustees to be elected at such meeting, shall be elected (meaning that of the Fund’s outstanding Common Shares as of the Record Date, a plurality of such Common Shares must be voted “for” each of the Nominees in the Proposal for each one to be approved). Withhold votes will have no effect on the Proposal.

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THE ONLY WAY TO SUPPORT ALL OF THE NOMINEES FOR ELECTION AT THE ANNUAL MEETING IS TO SUBMIT YOUR VOTING INSTRUCTIONS “FOR ALL” THE NOMINEES ON THE GOLD PROXY CARD. PLEASE DO NOT SIGN OR RETURN A [COLOR] PROXY CARD FROM THE FUND, EVEN IF YOU INSTRUCT TO “WITHHOLD” ON THEIR TRUSTEE NOMINEES. DOING SO WILL REVOKE ANY PREVIOUS VOTING INSTRUCTIONS YOU PROVIDED ON THE GOLD PROXY CARD.

What are “broker non-votes” and what effect do they have on the Proposal?

Generally, broker non-votes occur when shares held by a broker, bank or other nominee in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker, bank or other nominee has not received voting instructions from the beneficial owner and lacks discretionary voting power to vote those shares with respect to that particular proposal. If your shares are held in the name of a brokerage firm, and the brokerage firm has not received voting instructions from you, as the beneficial owner of such shares with respect to that proposal, the brokerage firm cannot vote such shares on that proposal unless it is a “routine” matter. Under the rules and interpretations of the New York Stock Exchange, if you receive proxy materials from or on behalf of both Saba and the Fund, brokers, banks and other nominees will not be permitted to exercise discretionary authority regarding any of the proposals to be voted on at the Annual Meeting, whether “routine” or not. Because Saba has initiated a contested proxy solicitation, there will be no “routine” matters at the Annual Meeting for any broker accounts that are provided with proxy materials by Saba. As a result, there will be no broker non-votes by such banks, brokers or other nominees with respect to such accounts. If you do not submit any voting instructions to your broker, bank or other nominee with respect to such accounts, your shares in such accounts will not be counted in determining the outcome of any of the proposals at the Annual Meeting, nor will your shares be counted for purposes of determining whether a quorum exists.

Broker non-votes will not be counted for purposes of determining whether a quorum is present or for voting purposes with regards to the Proposal.

What should I do if I receive a proxy card from the Fund?

You may receive proxy solicitation materials from the Fund, including an opposition proxy statement and [color] proxy card. We are not responsible for the accuracy of any information contained in any proxy solicitation materials used by the Fund or any other statements that it may otherwise make.

We recommend that you discard any [color] proxy card or solicitation materials that may be sent to you by the Fund. Voting “WITHHOLD” for any of the Fund’s nominees on its [color] proxy card is not the same as voting for our Nominees because a vote withheld for any of the Fund’s nominees on the Fund’s [color] proxy card will revoke any previous voting instructions that you submitted. If you have already voted using the Fund’s [color] proxy card, you have every right to change your vote by using the enclosed GOLD proxy card by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions below under “Can I change my vote or revoke my proxy?”

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom. Shareholders may call toll free at (877) 972-0090 or collect at (203) 972-9300.

Can I change my vote or revoke my proxy?

If you are the shareholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:

•	signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided (the latest dated proxy is the only one that counts);
•	delivering a written revocation to the secretary of the Fund; or
•	attending the Annual Meeting and voting by ballot in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

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If your shares are held in a brokerage account by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee. If you attend the Annual Meeting and you beneficially own Common Shares but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to revoke any previously submitted proxy card. You must have written authority from the record owner to vote your shares held in its name at the meeting in the form of a “legal proxy” issued in your name from the bank, broker or other nominee that holds your shares. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

IF YOU HAVE ALREADY VOTED USING THE FUND’S [COLOR] PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Fund, we request that a copy of any revocation be mailed to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 210, Darien, CT 06820, so that we will be aware of all revocations.

Who is making this Proxy Solicitation and who is paying for it?

The solicitation of proxies pursuant to this proxy solicitation is being made by Saba and the Nominees. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person or by advertisements. Saba will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Saba has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Common Shares they hold of record. Saba will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain regular employees of Saba will also participate in the solicitation of proxies in support of the Nominees. Such employees will receive no additional consideration if they assist in the solicitation of proxies.

Saba has retained InvestorCom to provide solicitation and advisory services in connection with this solicitation. InvestorCom will be paid a fee not to exceed $[●] based upon the campaign services provided. In addition, Saba will advance costs and reimburse InvestorCom for reasonable out-of-pocket expenses and will indemnify InvestorCom against certain liabilities and expenses, including certain liabilities under the federal securities laws. InvestorCom will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. It is anticipated that InvestorCom will employ approximately [●] persons to solicit the Fund’s shareholders as part of this solicitation. InvestorCom does not believe that any of its owners, managers, officers, employees, affiliates or controlling persons, if any, is a “participant” in this proxy solicitation.

The entire expense of soliciting proxies is being borne by Saba. Costs of this proxy solicitation are currently estimated to be approximately $[●]. We estimate that through the date hereof, Saba’s expenses in connection with the proxy solicitation are approximately $[●]. If successful in its proxy solicitation through the election of any of the Nominees listed in the Proposal, Saba may seek reimbursement of these costs from the Fund. For the avoidance of doubt, such reimbursement is not guaranteed. In the event that Saba decides to seek reimbursement of its expenses, Saba does not intend to submit the matter to a vote of the Fund’s shareholders. The Board, which will consist of two Nominees, if all are elected, and four incumbent trustees of the Fund, would be required to evaluate the requested reimbursement consistent with their fiduciary duties to the Fund and its shareholders. Costs related to the solicitation of proxies include expenditures for attorneys, public relations and other advisors, solicitors, printing, advertising, postage, transportation, litigation and other costs incidental to the solicitation.

What is Householding of Proxy Materials?

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. Some banks and brokers with account holders who are shareholders of the Fund may be householding our proxy materials.

A single copy of this Proxy Statement (and of the Fund’s Proxy Statement and annual report) will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from one or more of the affected shareholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787. Shareholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

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Because Saba has initiated a contested proxy solicitation, we understand that banks and brokers with account holders who are shareholders of the Fund will not be householding our proxy materials.

Where can I find additional information concerning the Fund?

Pursuant to Rule 14a-5(c) promulgated under the Exchange Act, we have omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Fund’s Proxy Statement in connection with the Annual Meeting. Such disclosure includes information regarding securities of the Fund beneficially owned by the Fund’s trustees, nominees and management; the Fund’s investment manager and administrator; the Audit Committee of the Board; certain shareholders’ beneficial ownership of more than 5% of the Fund’s voting securities; information concerning the Fund’s trustees who are not up for election at the Annual Meeting; information concerning executive compensation; and information concerning the procedures for submitting shareholder proposals and trustee nominations intended for consideration at the 2023 annual meeting of shareholders and for consideration for inclusion in the proxy materials for that meetings. We take no responsibility for the accuracy or completeness of information contained in the Fund’s Proxy Statement. Except as otherwise noted herein, the information in this Proxy Statement concerning the Fund has been taken from or is based upon documents and records on file with the SEC and other publicly available information. As we may distribute our definitive proxy statement before the Fund files the Fund’s definitive proxy statement, in such case we will provide any previously omitted information in a supplement filed as a revised definitive proxy statement, including completing references to the date and time of the Annual Meeting.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the internet, free of charge, on the SEC’s website at https://www.edgar.sec.gov. The Edgar file number forthe Fund is 811-22626.

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CONCLUSION

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD proxy card today.

Thank you for your support,

Saba Capital Management, L.P.
Boaz R. Weinstein
Pierre Weinstein
Paul Kazarian

[●], 2022

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ANNEX I: INFORMATION ON THE PARTICIPANTS

Beneficial Ownership and Other Information

This proxy solicitation is being made by (i) Saba Capital Management, L.P. (“Saba Capital”); (ii) Boaz R. Weinstein, principal of Saba (“Mr. Weinstein,” and together with Saba Capital, “Saba”) and (iii) the Nominees. The entities and individuals listed in this paragraph may each be deemed a “Participant” and, collectively, the “Participants.”

As of the close of business on February 25, 2022, the Participants may be deemed to “beneficially own” (such term as used in Schedule 14A within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Annex I), in the aggregate, 3,350,023 Common Shares, par value $.01 per share, of the Fund, representing approximately 18.9% of the Fund’s outstanding Common Shares. The percentages used herein are based upon 17,722,448 Common Shares outstanding as of November 30, 2021, as disclosed in the Fund’s Form N-CSR filed with the SEC on February 4, 2022. Saba may be deemed to beneficially own, in the aggregate, 3,350,023 Common Shares. Of the 3,350,023 Common Shares owned in the aggregate by the Participants, such Common Shares may be deemed to be beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) as follows: (a) 3,350,023 Common Shares may be deemed to be beneficially owned by Saba Capital by virtue of its status as the investment manager of various funds and accounts, such funds and accounts, the (“Saba Entities”); and (b) 3,350,023 Common Shares may be deemed to be beneficially owned by Boaz R. Weinstein, a United States citizen (“Mr. Weinstein”) by virtue of his status as the principal of Saba.

As of the date of this filing, none of the Nominees beneficially own any Common Shares, nor do any of the Nominees beneficially own any other securities of the Fund.

The principal business of Mr. Weinstein is investment management and serving as the principal of Saba Capital. The principal business of Saba Capital is to serve as investment manager to the Saba Entities. The principal business of the Saba Entities is to invest in securities.

The principal business address of each of Mr. Weinstein, Saba Capital and the Saba Entities is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

Each of the Nominees is a citizen of the United States. Information on the principal occupation and business address of each of the Nominees is set forth in the Proposal beginning on page 4.

Unless otherwise noted as shares held in record name by the Saba Entities, the Common Shares held by the Saba Entities are held in commingled margin accounts, which may extend margin credit to such parties from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin account are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the Common Shares reported herein since margin may have been attributed to such other securities and since margin used is not disclosed on an individual per-security basis.

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Disclaimer

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) during the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any Participant, is a record owner or direct or indirect beneficial owner of any securities of the Fund, any parent or subsidiary of the Fund, any investment adviser, principal underwriter, or “Sponsoring Insurance Company” (as defined in Item 22) of the Fund, or in any registered investment companies overseen or to be overseen by the Participant within the same “Family of Investment Companies” (as defined in Item 22) that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance, or affiliated person of the Fund; (iii) no Participant in this solicitation directly or indirectly beneficially owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of the Fund or the Fund’s investment adviser during the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22); (v) no Participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22), director (or person nominated to become an Officer or director), employee, partner, or copartner of the Fund, the Fund’s investment adviser and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of the Fund owned by any Participant in this solicitation is represented by Funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of the Fund; (ix) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (x) during the last five years, no Nominee has had any arrangement or understanding with any other person pursuant to which he was selected to be a nominee for election as a trustee to the Fund other than the Nominee Agreements described herein; (xi) no Participant and no Immediate Family Member of any Participant in this solicitation or any of his or its associates was a party to, or had a direct or indirect material relationship in, any transaction or series of similar transactions since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions in which the amount involved exceeds $120,000 and for which any of the following was or is a party: (a) the Fund or any of its subsidiaries; (b) an Officer of the Fund; (c) an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with the investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (d) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (e) any Officer or any person directly or indirectly controlling, controlled by, or under common control with any investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (f) an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (g) an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (xii) during the last five years, no Participant and no Immediate Family Member of any Participant has had a position or office with: (a) the Fund; (b) an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (c) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person (xiii) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; (xiv) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting; (xv) there are no material pending legal proceedings to which any Nominee or any of his or its associates is a party adverse to the Fund or, to the best of Saba’s knowledge after reasonable investigation, any affiliated person of the Fund, nor does any Nominee have a material interest in such proceedings that is adverse to the Fund or, to the best of the Saba’s knowledge after reasonable investigation, any affiliated person of the Fund; (xvi) since the beginning of the last two completed fiscal years, no Participant (and no Immediate Family Member of a Participant) has served on the board of directors or trustees of a company or trust where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or any person directly or indirectly controlling, controlled by, or under common control with any of those, serves on the board of directors or trustees; and (xvii) no Participant has withheld information that is required to be disclosed under the following Items under Regulation S-K under the Exchange Act: Item 401(f) with respect to involvement in certain legal proceedings, Item 401(g) with respect to promoters and control persons, and Item 405 with respect to beneficial ownership and required filings.

14

Transactions by the Participants with respect to the Fund’s securities

The following tables set forth all transactions effected during the past two years by Saba, by virtue of Saba Capital’s direct and indirect control of the Saba Entities, with respect to securities of the Fund. The Common Shares reported herein are held in either cash accounts or margin accounts in the ordinary course of business. Unless otherwise indicated, all transactions were effected on the open market.

Common Shares:

Saba Capital, in its capacity as investment manager of the Saba Entities

Date	Side	Common Shares	Date	Side	Common Shares	Date	Side	Common Shares
8/30/2021	Buy	29,278	10/14/2021	Buy	23,294	12/16/2021	Buy	54,557
8/31/2021	Buy	102,125	10/15/2021	Buy	25,397	12/17/2021	Buy	25,811
9/1/2021	Buy	208,254	10/18/2021	Buy	11,794	12/20/2021	Buy	2,100
9/2/2021	Buy	103,826	10/19/2021	Buy	23,444	12/22/2021	Buy	24,661
9/3/2021	Buy	152,205	10/20/2021	Buy	13,780	12/23/2021	Buy	19,644
9/7/2021	Buy	1,600	10/21/2021	Buy	22,821	12/27/2021	Buy	19,998
9/8/2021	Buy	44,382	10/22/2021	Buy	5,170	12/28/2021	Buy	29,292
9/9/2021	Buy	115,970	10/25/2021	Buy	61,286	1/10/2022	Buy	4,930
9/10/2021	Buy	118,212	10/26/2021	Buy	16,729	1/11/2022	Buy	17,665
9/13/2021	Buy	53,141	10/27/2021	Buy	10,300	1/12/2022	Buy	13,781
9/14/2021	Buy	75,000	10/28/2021	Buy	14,835	1/13/2022	Buy	14,801
9/15/2021	Buy	2,300	10/29/2021	Buy	4,457	1/14/2022	Buy	50,000
9/16/2021	Buy	29,890	11/1/2021	Buy	51,006	1/18/2022	Buy	1,055
9/17/2021	Buy	39,712	11/22/2021	Buy	9,698	1/19/2022	Buy	36,106
9/20/2021	Buy	53,600	11/23/2021	Buy	24,501	1/24/2022	Buy	100
9/21/2021	Buy	12,791	11/24/2021	Buy	34,123	2/1/2022	Buy	600
9/22/2021	Buy	41,716	11/26/2021	Buy	4,603	2/2/2022	Buy	13,942
9/23/2021	Buy	40,465	11/29/2021	Buy	62,757	2/4/2022	Buy	11,006
9/24/2021	Buy	72,615	11/30/2021	Buy	33,158	2/7/2022	Buy	14,771
9/27/2021	Buy	29,396	12/1/2021	Buy	67,969	2/8/2022	Buy	29,836
9/28/2021	Buy	19,514	12/2/2021	Buy	177,548	2/9/2022	Buy	5,800
9/30/2021	Buy	19,015	12/3/2021	Buy	31,177	2/10/2022	Buy	59,457
10/1/2021	Buy	3,433	12/6/2021	Buy	123,855	2/14/2022	Buy	16,550
10/5/2021	Buy	34,172	12/7/2021	Buy	12,309	2/15/2022	Buy	46,755
10/6/2021	Buy	24,307	12/8/2021	Buy	34,442	2/16/2022	Buy	38,433
10/7/2021	Buy	38,356	12/9/2021	Buy	31,938	2/17/2022	Buy	32,811
10/8/2021	Buy	2,753	12/10/2021	Buy	27,562	2/18/2022	Buy	117,469
10/11/2021	Buy	24,672	12/13/2021	Buy	41,031	2/22/2022	Buy	52,741
10/12/2021	Buy	6,108	12/14/2021	Buy	33,268	2/23/2022	Buy	20,000
10/13/2021	Buy	8,400	12/15/2021	Buy	19,606	2/24/2022	Buy	11,883
						2/25/2022	Buy	2,402

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IMPORTANT

Tell your Board what you think! YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own. Please give us your vote “FOR ALL” of the Nominees by taking three steps:

●	SIGNING the enclosed GOLD proxy card,

●	DATING the enclosed GOLD proxy card, and

●	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares are held in the name of a broker, bank, bank nominee or other institution, only it can vote your shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. You may also vote by signing, dating and returning the enclosed GOLD voting instruction form in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD voting instruction form to be issued representing your shares.

By returning the GOLD proxy card, you are authorizing Saba to vote on your behalf, and if you do not indicate how you would like to vote, your vote will be counted to approve the Proposal to elect Saba’s Nominees. Returning the Fund’s [color] proxy card will revoke any GOLD proxy card previously returned to Saba.

After signing the enclosed GOLD proxy card, DO NOT SIGN OR RETURN THE FUND’S [COLOR] PROXY CARD UNLESS YOU INTEND TO CHANGE YOUR VOTE, because only your latest dated proxy card will be counted.

If you have previously signed and returned a [color] proxy card to the Fund, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to the Fund by signing, dating and mailing the enclosed GOLD proxy card in the postage-paid envelope provided or by voting by telephone or Internet. Any proxy may be revoked at any time prior to the Annual Meeting by delivering a written notice of revocation or a later dated proxy for the Annual Meeting to the secretary of the Fund or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

If you have any questions concerning this Proxy Statement, would like to request additional copies of this Proxy Statement, or need help voting your shares, please contact our proxy solicitor:

19 Old Kings Highway S., Suite 210

Darien, CT 06820
Shareholders Call Toll-Free at: (877) 972-0090

E-mail: Saba@investor-com.com

16

PRELIMINARY COPY SUBJECT TO COMPLETION

Form of Gold Proxy Card

Salient Midstream & MLP Fund

Proxy Card for 2022 Annual Meeting of Shareholders (the “Annual Meeting”)

THIS PROXY SOLICITATION IS BEING MADE BY SABA CAPITAL MANAGEMENT, L.P. (“SABA CAPITAL”), Boaz R. Weinstein AND THE INDIVIDUALS NAMED IN PROPOSAL 1

THE BOARD OF TRUSTEES (THE “BOARD”) OF SALIENT MIDSTREAM & MLP FUND IS NOT SOLICITING THIS PROXY

The undersigned appoints Michael D’Angelo, Paul Kazarian, Eleazer Klein, Pierre Weinstein and John Grau and each of them, attorneys and agents with full power of substitution to vote all common shares of Salient Midstream & MLP Fund, a Delaware Statutory trust and a closed-end management investment company registered under the Investment Fund Act of 1940, as amended (the “Fund”), that the undersigned would be entitled to vote at the Annual Meeting of shareholders of the Fund, including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments or postponements thereof).

If this proxy is signed and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted “FOR ALL” of the nominees in Proposal 1 (the “Nominees”). None of the matters currently intended to be acted upon pursuant to this proxy are conditioned on the approval of other matters.

INSTRUCTIONS: FILL IN VOTING BOXES “☐” IN BLACK OR BLUE INK

17

We recommend that you vote “FOR ALL” of the Nominees below:

Proposal 1 – Election at the Annual Meeting of the two individuals nominated by Saba Capital.

2022 Nominees: Pierre Weinstein Paul Kazarian	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	❑	❑	❑

(INSTRUCTIONS: To withhold authority to vote for any individual Nominee, mark the “For All Except” box above and write the name of the nominee(s) from which you wish to withhold in the space provided below.)

Proposal 2 – To transact such other business as may properly come before the Annual Meeting.

Signature (Capacity)	Date

Signature (Joint Owner) (Capacity/Title)	Date

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.